                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                               ---------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   DECEMBER 21, 1998
                                                   -----------------


                                 P-COM, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    0-25356               77-0289371
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)



3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA            95008
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code   (408) 866-3666
                                                   -----------------------------


                                    NONE
--------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events.
         ------------

Private Placement
-----------------

                 On December 22, 1998, P-Com, Inc. (the "Company") received a $15 million investment from funds affiliated with three investors, Castle Creek Technology Partners LLC, Marshall Capital Management, and Heights Capital Management, (the "Purchasers"). A copy of the press release dated December 22, 1998 announcing the signing of a definitive agreement in connection with such investment is attached hereto and incorporated by reference herein.

                 In the investment, the Company sold 15,000 shares of newly issued Series B Convertible Preferred Stock, having a face value of $1,000 per share (the "Series B Preferred"), and warrants to purchase 1,242,257 shares of the Company's Common Stock (the "Warrants") for an aggregate of $15 million. The offer and sale of these securities in the United States was completed pursuant to the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the "Act"). The rights, preferences and privileges of the Series B Preferred are as described in a certificate of designation filed with the Delaware Secretary of State on December 21, 1998 and the Certificate of Correction thereto, filed with the Delaware Secretary of State on December 23, 1998 (together the "Series B Certificate of Designation"). In addition to the Series B Certificate of Designation and the Warrants, in connection with the investment, the Company and the Purchasers have entered into a Stock Purchase Agreement and a Registration Rights Agreement, these documents being referred to collectively herein as the "Transaction Documents."

                 In general, the Series B Preferred is convertible at the election of the holder into shares of Common Stock beginning immediately after issuance until May 14, 1999, at 200% of the average closing bid prices of the Company's Common Stock for the 15 consecutive trading days ending on the date of the Series B investment; provided that from March 25, 1999 through May 14, 1999, if the Company has not achieved $10 million of bona fide, third-party, unaffiliated written contractual commitments for sales of its point to multipoint products and services prior to March 24, 1999, then 7,500 shares of the Series B Preferred shall be convertible at the lower of (i) 200% or (ii) 101% of the lowest average closing bid prices of the Company's Common Stock over any 3 consecutive days during the 15 consecutive day period ending prior to the applicable conversion date (the "Variable Conversion Price"). From and after May 15, 1999, the Series B Preferred is convertible at the lower of (i) 200% or (ii) 105% of the average closing bid prices of the Company's Common Stock for the 15 consecutive trading days immediately prior to and ending on May 14, 1999 or (iii) the Variable Conversion Price. The foregoing conversion rates are subject to adjustment upon the occurrence of certain other events, including but not limited to the Company's failure to obtain stockholder approval to exceed the 20% Limit (as defined below) prior to a predetermined date; the Company's failure to have declared effective a registration statement (as described below) for the Common Stock underlying the Series B Preferred and the Warrants prior to the 180th day after the Series B investment; failure to timely deliver Common Stock upon a Holder's submission of a notice of conversion; failure to redeem the Series B Preferred after providing to the Holders a notice of redemption at the Company's option; the Company's or any subsidiary's public announcement of a merger or consolidation; the issuance of Common Stock or securities convertible or exchangeable into Common Stock at a variable price per share or at a price per share less than a predetermined amount; and the sale by George Roberts, Chief Executive Officer of the Company, or Michael Sophie, Chief Financial Officer of the Company, of securities at less than a predetermined per share price.

                 Assuming certain conditions are met, the Series B Preferred will automatically convert into Common Stock three years after the date of its issuance by the Company. The Series B Preferred accrues a 6% per year premium, payable in cash or Common Stock at the Company's option. From and after 181 days after the Series B Preferred investment and upon sufficient notice, if the then-effective conversion price is less than 75% of the closing price for the Company's Common Stock on the date of the Series B Preferred investment, instead of converting the Series B Preferred into Common Stock upon a Holder's request, the Company may elect to pay such Holder the equivalent value of the Common Stock in cash.

                 Upon the occurrence of certain events deemed within the Company's control, the Series B Preferred is redeemable at a Holder's option at the greater of 133% of the original issue price of the Series B Preferred, plus the 6% premium and any default amounts, or a predetermined redemption formula based on the average of the closing bid prices for the Company's Common Stock during the period beginning on the date of the Company's redemption notice and ending on the date of redemption (the "Redemption Formula Amount"). In certain circumstances, the Company may be able to avoid redemption if the Company cures such events prior to the redemption election by a Holder. If the Company is unable to avoid redemption and unable to redeem the Series B Preferred upon request, the Company must redeem that portion which is permitted and, thereafter, use its best efforts to remedy the impairment preventing redemption. In addition, certain of the foregoing events may also cause the Company to become subject to additional penalties, some of which are payable in cash only and some of which are payable in cash or additional shares of Common Stock, at the Company's option.

                 Upon the occurrence of certain other events deemed outside of the Company's control ("Override Election Events"), the Company is subject to significant cash penalties. All cash penalties payable as a result of an Override Election Event, together with all cash penalties payable under the other Transaction Documents, are capped at an aggregate of 33% of original issue price of the Series B Preferred investment plus a default interest rate, if applicable. In addition to the foregoing cash penalties, upon the occurrence of an Override Election Event, the Holders can require the Company to list its Common Stock on the over-the-counter electronic bulletin board which, as of the date hereof, has no 20% Limit or similar restriction and, thereafter, require the Company to honor all requested conversions.

                 So long as an event pursuant to which the Holders are entitled to redeem or an Override Election Event has not occurred (or if such event has occurred in the past, it has been cured for at least the six immediately preceding consecutive months without the occurrence of any other such event); the Series B Preferred is redeemable at the Company's option in certain limited circumstances at premiums varying from 115% to 160% of the original issue price of the Series B Preferred, plus the 6% premium and a default interest rate, if applicable. The Company must redeem all of the Series B Preferred unless in excess of $5,000,000 of Series B Preferred (in $1 million increments) will be redeemed. If the Company fails to redeem the Series B Preferred after providing a notice of redemption at the Company's option to the Holders of the Series B Preferred, the Company forfeits all future redemptions at the Company's option and the conversion rate of the Series B Preferred will be adjusted.

                 The Series B Preferred is senior to the Company's Series A Convertible Preferred Stock and Common Stock in respect of the right to receive dividend payments and liquidation preferences. The Series B Preferred has no voting power, except as otherwise provided by applicable law. In connection with the issuance of the Series B Preferred, the Company has agreed, for a period of 365 days following the Series B Preferred investment, not to issue or agree to issue any equity securities at a price less than fair market value or at a variable or re-settable price, subject to limited exceptions. In addition, the Company is prohibited from, among other things, altering, changing or otherwise adversely affecting the terms of the Series B Preferred; creating or issuing any senior or pari passu securities; redeeming or paying any dividend on any junior securities; acting so as to generate taxation under Section 305 of the Internal Revenue Code of 1986, as amended; and selling or transferring all or substantially all of the Company's assets without prior approval by the Purchasers.

                 In cases where the Company merges or consolidates with a public company meeting certain threshold criteria, the Holders will be entitled to receive, following consummation of such merger or consolidation, the consideration that such Holder would have received if such Holder had converted its Series B Preferred on the trading day immediately preceding the public announcement of such merger or consolidation. In cases where the Company merges or consolidates with a private company or a public company not meeting the threshold criteria (unless such merger or consolidation is an acquisition by the Company of another entity where the Company issues less than 20% of its Common Stock in consideration therefor), the Holders will be entitled, at their option, following consummation of such merger or consolidation, (i) to retain their preferred stock which will thereafter convert into the Common Stock of the surviving company or (ii) receive either
(x) the consideration that such Holder would have received if such Holder had converted its Series B Preferred on the trading day immediately preceding the public announcement of such merger or consolidation or (y) cash equal to 125% of the original issue price of the Series B Preferred, plus the 6% premium and a default interest rate, if applicable.

                 The Warrants are immediately exercisable until the earlier of: (i) December 21, 2003 and (ii) the date on which the closing of a consolidation, merger or other business combination with or into another entity pursuant to which the Company does not survive. The exercise price for the Common Stock underlying the Warrant is $3.47 (subject to adjustment). In the event the Company merges or consolidates with any other company, the warrantholders are entitled to similar choices as to the consideration they will receive in such merger or consolidation as are provided to the Holders of the Series B Preferred. In addition, the number of shares issuable upon exercise of the Warrants is subject to anti-dilution adjustment if the Company sells Common Stock or securities convertible into or exercisable for Common Stock (excluding certain issuances such as Common Stock issued under employee, director or consultant benefit plans) at a price per share less than the exercise price of the Warrants.

                 Pursuant to the Registration Rights Agreement, the Company is obligated to file, within 20 business days of the Series B Preferred investment, with the Securities and Exchange Commission (the "Commission") a "shelf" registration statement covering the resale of all shares of Common Stock issuable upon conversion of the Series B Preferred and exercise of the Warrants. Such registration statement must be declared effective by the Commission by the 90th day following the Series B Preferred investment (with a 30 day extension if Commission comments cause delay despite the Company's best efforts to cause the registration statement to become effective). If the registration statement is not effective within the prescribed time frame, or if, once effective, the registration statement cannot be used for more then a predetermined period, the Company is subject to a variable penalty depending upon the amount of time the registration statement is unusable. In addition to the foregoing, the Company is obligated to allow the Purchasers to inspect Company records, to maintain the listing of its Common Stock on Nasdaq or another market acceptable to the Purchasers, and to indemnify the Holders for all claims arising out of the Transaction Documents or the registration statement(s).

                 The rules of Nasdaq, on which the Company's Common Stock is currently listed, require that, prior to the sale or issuance at a price less than the greater of book or market value, of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock of the Company outstanding before such issuance, the Company obtain stockholder approval of such issuance (the "20% Limit"). As the number of shares that may be required to be issued pursuant to the Transaction Documents may, at some future time, require the Company to issue at a discounted price (based on conversion rate adjustments) more than 20% of the Common Stock outstanding prior to the Purchasers' investment in the Series B Preferred and Warrants, the Company will be required to solicit a stockholder vote approving such issuance(s). In addition, the sale of the Series B
Preferred and Warrants may trigger, based on certain events, the anti-dilution provisions of the Company's 4 1/4% convertible notes (the "Notes"), which additional issuances upon conversion of the Notes would be aggregated with the issuances pursuant to the Transaction Documents for purposes of the 20% Limit. In this regard, the Company will be soliciting stockholder approval relating to the 20% Limit. Prior to obtaining such approval, the Purchasers will be prohibited from converting the Series B Preferred Stock and/or exercising the Warrants to the extent that such conversion and/or exercise would exceed the 20% Limit. In addition, each Purchaser and any transferree thereof is prohibited by the terms of the Transaction Documents from owning at any one time more than 4.9% of the Company's then outstanding Common Stock, unless the Company's stockholders approve an increase in such limitation.

                 The foregoing description is only a summary and is qualified in its entirety by reference to the Securities Purchase Agreement dated as of December 21, 1998 by and among the Company and the purchasers listed therein, the Registration Rights Agreement dated as of December 21, 1998 by and among the Company and the purchasers listed therein, the Warrants issued by the Company to the purchasers and the Series B Certificate of Designation attached to this Current Report as Exhibits 10.38, 10.39, 10.40, and 3.2D and 3.2E, respectively, and incorporated herein by reference.

                 The proceeds from the equity investment will be used for working capital and general corporate purposes.

                 If the Company does not comply with the terms of these agreements, the convertibility and other terms of the Series B Preferred and Warrants could result in substantial dilution, without any cap, to the holders of the Company's Common Stock. The redemption rights, liquidated damages provisions, cross default provisions to the Company's debt instruments and other terms of the Series B Preferred, under certain circumstances, could lead to a significant accounting charge to earnings and could materially adversely affect the Company's business, results of operations and condition. The Series B Preferred will be classified as mandatorily redeemable preferred stock. The Company will be required to recognize in its earnings (loss) per share calculation any accretion of the Series B Preferred to its fair value, the fair value of Warrants issued and the value of the conversion discount as a dividend to the holders of the Series B Preferred during the period of conversion. As a result, the Company will be required to take a substantial charge to its accumulated deficit for the fourth quarter of fiscal 1998 as a result of the accounting treatment for issuance of the Warrants.

Such charge and potential other future charges relating to the provisions of the Transaction Documents may materially adversely affect the Company's earnings
(loss) per share and market price of the Company's Common Stock both currently and in future periods. The convertibility feature of such Series B Preferred and subsequent sales by the Purchasers could materially adversely affect the Company's valuation and market trading price. In addition, the existence of the Series B Preferred and the terms thereof could render future financings and loans and merger and acquisition activities more difficult.

Amendments to the Stockholders' Rights Agreement
------------------------------------------------

                 The Board of Directors of the Company recently approved an amendment to the Stockholders' Rights Agreement between the Company and BankBoston, N.A., as Rights Agent dated as of October 1, 1997, as amended October 5, 1998. The Amended and Restated Stockholders' Rights Agreement (the "Amended Rights Agreement"), dated as of December 18, 1998, between the
Company and BankBoston, N.A., is attached hereto as Exhibit 4.7 and is incorporated herein by reference. The Amended Rights Agreement amends several provisions of the prior Rights Agreement, including but not limited to the elimination of the need to reserve Common Stock under the prior Rights Agreement, and removes shares beneficially owned as a result of the issuance and sale of the Series B Preferred and Warrants, and respectively, upon the conversion and exercise thereof, from the determination of "Acquiring Person" under the Amended Rights Agreement. On December 21, 1998, the Company again amended and restated the Amended and Restated Rights Agreement to these sections of the documents relating to the Series B Purchasers. Such amended and restated Amended and Restated Rights Agreement is incorporated by reference herein.

Amendments to Bank Credit Agreement
-----------------------------------

                 In October 1998, the Company amended its Credit Agreement and Security Agreement with Bank of America National Trust and Savings Association and Union Bank, N.A. to amend certain financial, compliance and reporting covenants and interest rates.

                 In December 1998, in connection with the sale and issuance of the Series B Preferred and the Warrants, the Company amended its Credit Agreement to amend certain financial and other covenants, to affirm consent to the execution and performance of the Transaction Documents and to permit, without default under the Credit Agreement, the payment of certain amounts to the Purchasers pursuant to the terms of the Transaction Documents for, among other things, penalties, override elections, redemption payments and interest accruing thereon.

Legal Proceedings
-----------------

                 On December 3, 1998, the Superior Court of California, County of Santa Clara, entered an order consolidating five putative class actions filed in such court against the Company.

                 On November 13, 1998, a putative class action complaint was filed in the United States District Court, Northern District of California, by Robert Schmidt on behalf of himself and other stockholders of the Company who purchased or otherwise acquired the Company's Common Stock between April 15, 1997 and September 11, 1998. The plaintiff alleges violations of the Securities Exchange Act of 1934 by the Company and certain of its officers and directors based on substantially the same facts as the aforementioned state court actions. The complaint seeks unquantified compensatory damages, attorneys' fees and injunctive and/or equitable relief.

                 On December 3, 1998, a putative class action complaint was filed in the United States District Court, Northern District of California, by Robert Dwyer on behalf of himself and other stockholders of the Company who purchased or otherwise acquired the Company's Common Stock between April 15, 1997 and September 11, 1998. The plaintiff alleges violations of the Securities Exchange Act of 1934 by the Company and certain of its officers and directors based on substantially the same facts as the aforementioned state court actions. The complaint seeks unquantified compensatory damages, attorneys' fees and injunctive and/or equitable relief.


Employee Departure
------------------

                 In November 1998, Steve Goldberg, former Executive Vice President and General Manager of the Wireless Communications Group, left his employment with the Company to pursue other opportunities.

Item 7.   Exhibits.
          ---------

     Exhibit No.        Description
     -----------        -----------
         3.2C           Certificate of Designation for the Series A Junior Participating Preferred Stock,
                        as filed with the Delaware Secretary of State on December 21, 1998/1/

         3.2D           Certificate of Designation for the Series B Convertible Participating Preferred
                        Stock, as filed with the Delaware Secretary of State on December 21, 1998

         3.2E           Certificate of Correction of Certificate of Designations for the Series B
                        Convertible Participating Preferred Stock, as filed with the Delaware Secretary of State on December 23, 1998

         4.7            Amended and Restated Rights Agreement, dated as of December 18, 1998, between the
                        Company and BankBoston, N.A./2/

         4.8            Amended and Restated Rights Agreement, dated as of December 21, 1998, between the Company and BankBoston,  N.A./3/

        10.38           Securities Purchase Agreement dated as of December 21, 1998 by and among the
                        Company and the purchasers listed therein

        10.39           Registration Rights Agreement dated as of December 21, 1998 by and among the
                        Company and the purchasers listed therein

        10.40           Form of Warrant to purchase shares of Common Stock, dated as of December 21, 1998, issued by the Company to the Purchasers

        10.41           Second Amendment to Credit Agreement and First Amendment to Security Agreement by
                        and among the Registrant, as the Borrower, Union Bank of California, N.A., as
                        Administrative Agent, Bank of America National Trust and Savings Association, as
                        Syndication Agent, and the lenders party thereto dated as of October 21, 1998

        10.42           Third Amendment to Credit Agreement by and among the Registrant, as the Borrower,
                        Union Bank of California, N.A., as Administrative Agent, Bank of America National
                        Trust and Savings Association, as Syndication Agent, and the lenders party thereto dated as of December 17, 1998

        99.1            Press Release of the Company dated December 22, 1998

------------------------
       /1/ Incorporated by reference to the Registrant's Amended Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 22, 1998 (File No. 0-25356).

       /2/ Incorporated by reference to the Registrant's Amended Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 22, 1998 (File No. 0-25356).

       /3/ Incorporated by reference to the Registrant's Amended Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 24, 1998 (File No. 0-25356).

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            P-COM, INC.


                                                /s/ Michael J. Sophie
DATE:  December 22, 1998                    By: _______________________
                                            Name: Michael J. Sophie
                                            Title: Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit No.        Description
     -----------        -----------
         3.2C           Certificate of Designation for the Series A Junior Participating Preferred Stock,
                        as filed with the Delaware Secretary of State on December 21, 1998/1/

         3.2D           Certificate of Designation for the Series B Convertible Participating Preferred
                        Stock, as filed with the Delaware Secretary of State on December 21, 1998

         3.2E           Certificate of Correction of Certificate of Designations for the Series B
                        Convertible Participating Preferred Stock, as filed with the Delaware
                        Secretary of State on December 23, 1998

         4.7            Amended and Restated Rights Agreement, dated as of December 18, 1998, between the
                        Company and BankBoston, N.A./2/

         4.8            Amended and Restated Rights Agreement, dated as of December 21, 1998, between the Company and BankBoston,  N.A./3/

        10.38           Securities Purchase Agreement dated as of December 21, 1998 by and among the
                        Company and the purchasers listed therein

        10.39           Registration Rights Agreement dated as of December 21, 1998 by and among the
                        Company and the purchasers listed therein

        10.40           Form of Warrant to purchase shares of Common Stock, dated as of December 21, 1998, issued by the Company to the Purchasers

        10.41           Second Amendment to Credit Agreement and First Amendment to Security Agreement by
                        and among the Registrant, as the Borrower, Union Bank of California, N.A., as
                        Administrative Agent, Bank of America National Trust and Savings Association, as
                        Syndication Agent, and the lenders party thereto dated as of October 21, 1998

        10.42           Third Amendment to Credit Agreement by and among the Registrant, as the Borrower,
                        Union Bank of California, N.A., as Administrative Agent, Bank of America National
                        Trust and Savings Association, as Syndication Agent, and the lenders party thereto dated as of December 17, 1998

        99.1            Press Release of the Company dated December 22, 1998

------------------------
       /1/ Incorporated by reference to the Registrant's Amended Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 22, 1998 (File No. 0-25356).

       /2/ Incorporated by reference to the Registrant's Amended Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 22, 1998 (File No. 0-25356).

       /3/ Incorporated by reference to the Registrant's Amended Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 24, 1998 (File No. 0-25356).